UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2008

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 23, 2008, Autobytel Inc. (the “Company”), AVV, Inc., the Company’s wholly owned subsidiary (“AVV”), and Dominion Enterprises (“Dominion”) entered into an Asset Purchase Agreement to sell certain assets and liabilities used or held for use primarily or exclusively in connection with the operation of the AVV business for $22.75 million in cash, plus a working capital payment of approximately $1.1 million, which remains subject to adjustment. The parties agreed to a $1.9 million escrow in connection with the transaction. The AVV business provides software application products and services that consist of prospect sales management software applications, customer relationship management software applications and data extraction services from dealer management systems, for vehicle dealers and manufacturers. The transaction closed effective January 23, 2008. In connection with the transaction, the Company agreed to provide certain transition services to Dominion, licensed certain intellectual property to Dominion and agreed to certain non-competition and non-solicitation obligations.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference. In connection therewith, Autobytel held a telephone conference call that was webcast on January 24, 2008.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Included as Exhibit 99.2 to this Current Report on Form 8-K are the following unaudited pro forma financial statements giving effect to the Company’s disposition of its AVV business (as well as the earlier disposition of its Retention Performance Marketing “RPM” business):

1.	Unaudited Pro Forma Condensed Consolidated Income Statements for the nine months ended September 30, 2007 and for the years ended December 31, 2006, 2005 and 2004.

2.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007.

3.	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)	Exhibits

2.1	Asset Purchase Agreement, dated as of January 23, 2008, between the Company, AVV, Inc. and Dominion Enterprises.

99.1	Press Release, dated January 24, 2008.

99.2	Unaudited Pro Forma Financial Statement Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President and Chief Legal and Administrative Officer

Date: January 29, 2008

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of January 23, 2008, between the Company, AVV, Inc. and Dominion Enterprises.

99.1	Press Release, dated January 24, 2008.

99.2	Unaudited Pro Forma Financial Statement Information.